First Quarter 2023 Earnings Conference Call

April 27, 2023

SHYFT GROUP

Forward-Looking Statement

This presentation contains information, including our sales and earnings guidance, all other information provided with respect to our outlook for 2023 and future periods, and other statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in supply and demand conditions and prices for our products, trade duties and other aspects of trade policy, statements regarding our future strategies, products and innovations, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company's beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company's control. It is possible that the Company's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in "Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2022, and those described from time to time in our reports filed with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

Shyft Group 1Q23 Highlights

"Our team was able to generate increased revenues and improve profitability as we accomplished strategic milestones that will drive future growth. Blue Arc EV delivery vehicles received CARB and EPA certifications, which included our Class 3 EV achieving a 225-mile city driving range. This new benchmark exceeds the minimum requirements of our fleet customers."

Daryl Adams, President and CEO

+18%	$1.7M	$10.8M	$5.9M
Sales Growth	Net Income	Adjusted EBITDA	Operating Cash Flow

Market Commentary

Business Segment	End Market Dynamics	Backlog (March 31, 2023)
Fleet Vehicles and Services	Long-term demand trends remain intact as secular shift to e-commerce continues Customer feedback remains mixed as macroeconomic conditions influence near-term capital spending	$585M
Specialty Vehicles	Infrastructure projects driving strong demand for vocational work trucks	$54M
	Luxury Class A retail demand softness persists	$28M

Fleet Vehicles and Services


UTILIMASTER

Specialty Vehicles


ROYAL TRUCK BODY
BUILTMORE
MAGNUM
STROBES R US
DURAMAG
SPARTAN
RV CHASSIS
RED DIAMOND

Segment Highlights

Fleet Vehicles and Services	Specialty Vehicles



Awarded contracts to upfit 18,500 vehicles for commercial off-the-shelf use with production beginning mid-2023





Successful opening of Tennessee location serves regional service body and police upfit demand

Executing key organic growth initiatives in our core businesses

Blue Arc EV Progress Update

Recently completed deliverables

- Received certification from CARB and EPA
- Positioned pre-order for 2,000 vehicles to a firm commitment
- Construction underway to expand and improve production facilities

2023 deliverables

- Deliver customer demonstration units for field testing
- Finalize dealer agreements and secure additional customers
- Commence pilot and production builds

Program Timeline and Manufacturing Plan



2021
2022
2023
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
POC Builds
Production Design
Prototype Builds
DV Testing
Pilot Builds
Production Ramp-Up
COMPLETED
ON TRACK

First Quarter 2023 Financial Review and 2023 Outlook



Shyft Financial Summary – 1Q23

Reported Financials
($ million, except EPS)

Sales



$206.9
$243.4
+18% Increase
1Q22
2Q22
3Q22
4Q22
1Q23

Net Income and EPS



Favorable
($3.9)
$1.7
1Q22
2Q22
3Q22
4Q22
1Q23
EPS
($0.11)
$0.05

Adjusted Financials
($ million, except EPS)

Adjusted EBITDA and % of Sales



Favorable
($0.6) / (0.3%)
$10.8
4.4%
1Q22
2Q22
3Q22
4Q22
1Q23

Adjusted Net Income and EPS



Favorable
($2.1)
$4.3
1Q22
2Q22
3Q22
4Q22
1Q23
Adj EPS
($0.06)
$0.12

Profitability improvement includes increased EV investment

Fleet Vehicles and Services (FVS) – 1Q23



Sales
(in millions)
$112.7
$159.4
+41% Increase
1Q22
2Q22
3Q22
4Q22
1Q23



Adjusted EBITDA and % of Sales
(in millions)
$12.5
Favorable
(0.8%)
7.8%
($0.9)
1Q22
2Q22
3Q22
4Q22
1Q23

Improved chassis supply and favorable truck body output drove growth

Specialty Vehicles (SV) – 1Q23



Sales
(in millions)
$94.2
$87.2
(7%) Decrease
1Q22
2Q22
3Q22
4Q22
1Q23



Adjusted EBITDA and % of Sales
(in millions)
$10.1
$13.9
+37% Increase
10.7%
15.9%
1Q22
2Q22
3Q22
4Q22
1Q23

Third consecutive quarter of mid-teens EBITDA margin performance

Reaffirm 2023 Outlook

Full Year Outlook

$ Millions	FY 2022	FY 2023 Outlook	YoY Change (at midpoint)
Sales	$1,027	$1,000 - $1,200	+7%
Adjusted EBITDA	$70.8	$70 - $100	+20%
Net Income	$36.6	$28 - $50	+6%
EPS	$1.03	$0.77 - $1.39	+5%
Adjusted EPS	$1.25	$0.98 - $1.60	+3%

Highlights

- Sales growth led by Service and Truck Body
- Adjusted EBITDA margin expansion of +85bps
- Free cash flow to net income conversion ratio > 100%
- Additional Assumptions
  - Capex – ~$35M driven by Blue Arc production
  - Effective Tax Rate – ~25%
  - Share Count – 35.8M shares

20% adjusted EBITDA growth at the midpoint
Focused on cost efficiency and growth in a dynamic operating environment

Disciplined Capital Allocation Strategy

Cash and Leverage Ratio



$40
$35
$30
$25
$20
$15
$10
$5
$0
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
2019
2020
2021
2022
1Q23
Cash ($M)
Net Leverage Ratio

Highlights

1. **Cash Flow Generation**
   - Generated $5.9M of operating cash flow
2. **Capital Structure**
   - Net leverage remains low at 0.9x
3. **Organic and Inorganic Growth**
   - Deployed $4.4M in capital expenditures
   - $8.5M of EV investment
4. **Efficient Return of Capital**
   - Repurchased $8.8M of shares in the quarter
   - Funded $1.9M of dividends in the quarter

Efficient capital deployment while maintaining low leverage

Why Invest in the Shyft Group?

Customer Focused Innovation	Win by delivering value to customers
Operational Excellence	Driving lean initiatives and automation
Financial Strength	Flexibility to invest and return capital

Compelling industrial growth investment

Q&A Session

SHYFT GROUP

Appendix



Reconciliation of Non-GAAP Financial Measures

This presentation presents Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), adjusted net income, and adjusted earnings per share, each of which is a non-GAAP financial measure. These non-GAAP measures are calculated by excluding items that we believe to be infrequent or not indicative of our underlying operating performance, as well as certain non-cash expenses. We define Adjusted EBITDA as income from continuing operations before interest, income taxes, depreciation and amortization, as adjusted to eliminate the impact of restructuring charges, acquisition related expenses and adjustments, non-cash stock-based compensation expenses, and other gains and losses not reflective of our ongoing operations.

We present the non-GAAP measure Adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of Adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer-term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of this non-GAAP measure, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses Adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual incentive compensation for our management team and long-term incentive compensation for certain members of our management team.

Reconciliation of Non-GAAP Financial Measures

The Shyft Group, Inc. and Subsidiaries
Consolidated Financial Summary (Non-GAAP)
(In thousands, except per share data)
(Unaudited)

The Shyft Group, Inc.	Three Months Ended March 31, 2023	% of	2022	% of
Net income (loss)	$ 1,678	0.7%	$ (3,852)	(1.9%)
Net loss attributable to non-controlling interest	32		-	
Add (subtract):				
Restructuring and other related charges	62		107	
Acquisition related expenses and adjustments	291		216	
Non-cash stock-based compensation expense	1,827		1,648	
Legacy legal items	956		-	
Tax effect of adjustments	(585)		(255)	
Adjusted net income (loss)	$ 4,261	1.8%	$ (2,136)	(1.0%)
Net income (loss)	$ 1,678	0.7%	$ (3,852)	(1.9%)
Net loss attributable to non-controlling interest	32		-	
Add (subtract):				
Depreciation and amortization	3,864		2,969	
Income tax expense (benefit)	430		(1,885)	
Interest expense	1,648		154	
EBITDA	$ 7,652	3.1%	$ (2,614)	(1.3%)
Add:				
Restructuring and other related charges	62		107	
Acquisition related expenses and adjustments	291		216	
Non-cash stock-based compensation expense	1,827		1,648	
Legacy legal matters	956		-	
Adjusted EBITDA	$ 10,788	4.4%	$ (643)	(0.3%)
Diluted net earnings (loss) per share	$ 0.05		$ (0.11)	
Add (subtract):				
Acquisition related expenses and adjustments	0.01		0.01	
Non-cash stock-based compensation expense	0.05		0.05	
Legacy legal matters	0.03		-	
Tax effect of adjustments	(0.02)		(0.01)	
Adjusted diluted net earnings (loss) per share	$ 0.12		$ (0.06)	

Reconciliation of Non-GAAP Financial Measures

The Shyft Group, Inc. and Subsidiaries
Consolidated Financial Summary (Non-GAAP)
(In thousands, except per share data)
(Unaudited)

	Outlook		
	Twelve Months Ended December 31, 2023		
The Shyft Group, Inc.	Low	Mid	High
Net Income	$ 27,562	$ 38,681	$ 49,800
Add:			
Depreciation and amortization	19,250	19,925	20,600
Interest expense	4,000	3,500	3,000
Taxes	9,188	12,894	16,600
EBITDA	$ 60,000	$ 75,000	$ 90,000
Add:			
Non-cash stock-based compensation and other charges	10,000	10,000	10,000
Adjusted EBITDA	$ 70,000	$ 85,000	$ 100,000
Earnings per share	$ 0.77	$ 1.08	$ 1.39
Add:			
Non-cash stock-based compensation and other charges	0.28	0.28	0.28
Less tax effect of adjustments	(0.07)	(0.07)	(0.07)
Adjusted earnings per share	$ 0.98	$ 1.29	$ 1.60

Thank you.